SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 22, 2004
                         Date of earliest event reported

                             Commission File Number
                                     I-6836

                          FLANIGAN'S ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

          Florida                                     59-0877638
 (State or other jurisdiction                (I.R.S. Employer Identification
 of incorporation or organization)                      Number)

              5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 (Address of principal executive office (Street and number))

                          (954) 377-1961 (Registrant's
                     telephone number, including area code)

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Item 5. Other Events
------- ------------

Effective January 22, 2004, Mr. Edward A. Doxey resigned as Chief Financial Officer, Secretary and Director of FLANIGAN'S ENTERPRISES, INC.



Item 7. Financial Statements and Exhibits.
------ ---------------------------------

     a.   Financial Statements of Businesses Acquired:      None.
     b.   Pro Forma Financial Information:                  None.
     c.   Exhibits:                                         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FLANIGAN'S ENTERPRISES, INC.
                                               (Registrant)


Date   February 5, 2004                       By:  /s/ Joseph G. Flanigan
                                                   ------------------------
                                                       Joseph G. Flanigan
                                                       Chief Executive Officer